UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2011

NEONODE INC.
(Exact name of issuer of securities held pursuant to the plan)

Commission File Number 0-8419

Delaware	94-1517641
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Linnegatan 89, SE-115 23 Stockholm, Sweden &
651 Byrdee Way, Lafayette, CA. 94549
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:
+46 8 667 17 17 — Sweden
 1 925 768 0620 — USA

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.07     Submission of Matters to a Vote of Security Holders.

Signatures

Item 5.07.     Submission of Matters to a Vote of Security Holders.

On November 11, 2011, the Company held its Annual Meeting of Stockholders.  The Company did not solicit proxies.  The stockholders voted to ratify the appointment of KMJ Corbin and Company to act as the Company’s independent auditor for the fiscal year ending December 31, 2011.

The results of the vote were as follows:

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of Appointment of KMJ Corbin and Company	14,059,560	0	0	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEONODE INC.

By:	/s/ David W. Brunton
Name: David W. Brunton
Title: Chief Financial Officer

 Date:           November 14, 2011